UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 26, 2013

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd., St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders

On June 26, 2013, LMI Aerospace, Inc. (the "Company") held its 2013 Annual Meeting of Shareholders (the "Meeting").  At the Meeting, the shareholders took the following actions, and the vote tally with respect to each such action was as follows:

(a)	Re-elected the following two Class III directors to serve until 2016 and until their successors are duly elected and qualified, by the votes set forth in the following table:

Director	For	Withheld	Abstain and Broker Non-Votes
Ronald S. Saks	11,370,667	266,219	624,335
Joseph Burstein	11,369,924	266,962	624,335

(b)
Ratified the selection of PricewaterhouseCoopers LLP by the Audit Committee of the Board of Directors to serve as the Company's independent registered public accounting firm for 2013 by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes
12,218,522	41,557	1,142	-

(c)	Approved, on an advisory basis, the Company's executive compensation program, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes
11,364,811	241,063	31,012	624,335

Section 8 – Other Events

Item 8.01.  Other Events.

Under the Company's 2005 Long-Term Incentive Plan, as amended (the "Plan"), coincident with the Company's Annual Meeting of Shareholders, each "Non-Employee Director" (as defined in the Plan) is entitled to an automatic award of shares of restricted stock as part of his or her annual director's fee, the amount and terms of which are set from time to time by the Board of Directors of the Company (the "Board"). Pursuant to such authority, the Board adjusted the terms of the restricted stock to be granted by reducing the vesting period from three years to one year, and by permitting each Non-Employee Director to designate in advance the portion of the award, from 60% to 100%, issuable as restricted stock. The annual value of the fee remains unchanged at $100,000.

Accordingly, as of July 1, 2013, Joseph Burstein, John S. Eulich, Sanford S. Neuman and Judith W. Northup each received 3,167 shares of restricted stock, comprising 60% of their annual director's fees, and John M. Roeder  received 5,278 shares of restricted stock, comprising 100% of his annual director's fee.

Attached hereto as Exhibit 99.1 is a copy of an amendment to the Plan adopted by the Board on June 26, 2013 memorializing the new terms of the annual diretor's fee.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 2, 2013

LMI AEROSPACE, INC.

By:	/s/ Lawrence E. Dickinson
Lawrence E. Dickinson
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Amendment to the LMI Aerospace, Inc. 2005 Long-Term Incentive Plan.